SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       THE GABELLI DIVIDEND & INCOME TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                       THE GABELLI DIVIDEND & INCOME TRUST

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2004

                               ------------------

To the Shareholders of
THE GABELLI DIVIDEND & INCOME TRUST

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Dividend & Income Trust (the "Trust") will be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 10, 2004, at 11:00 a.m., for the following purposes:

     1. To elect three (3) Trustees of the Trust by the holders of the Trust's Common Stock (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Trustees

                                             JAMES E. MCKEE
                                             SECRETARY

April 16, 2004

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                      VALID SIGNATURE
     ------------                                      ---------------

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                     ABC Corp.
     (2) ABC Corp.                                     John Doe, Treasurer
     (3) ABC Corp.
         c/o John Doe, Treasurer                       John Doe
     (4) ABC Corp., Profit Sharing Plan                John Doe, Trustee

     TRUST ACCOUNTS

     (1) ABC Trust                                     Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee
         u/t/d 12/28/78                                Jane B. Doe

     CUSTODIAN OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA                 John B. Smith
     (2) John B. Smith, Executor
         Estate of Jane Smith                          John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                       THE GABELLI DIVIDEND & INCOME TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 10, 2004

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Dividend & Income Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 10, 2004, at 11:00 a.m., at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 16, 2004.

     In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. pursuant to its standard contract to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  TRUST'S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2003, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR BY CALLING THE TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

      In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      Each Shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 15, 2004, there were 85,063,205 shares of Common Stock, par value $0.001 per share, (the "Common Stock" or the "Shares") outstanding.

      As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding shares of Common Stock.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, Mario d'Urso and Michael J. Melarkey have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Trust has served in that capacity since the October 23, 2003 organizational meeting of the Trust. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser with the exception of Mario d'Urso, Michael J. Melarkey, Edward T. Tokar and Salvatore M. Salibello. The business address of each Trustee is One Corporate Center, Rye, New York 10580-1422. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Mario d'Urso
Michael J. Melarkey

TRUSTEES SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
James P. Conn
Karl Otto Pohl
Salvatore M. Salibello
Edward T. Tokar

TRUSTEES SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Anthonie C. van Ekris
Salvatore J. Zizza

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust, and officers, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.


                                TERM OF                                                                             NUMBER OF
                              OFFICE AND                                                                          PORTFOLIOS IN
NAME, POSITION(S)              LENGTH OF                                                                           FUND COMPLEX
    ADDRESS 1                    TIME        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS       OVERSEEN BY
    AND AGE                     SERVED 2     DURING PAST FIVE YEARS                        HELD BY TRUSTEE           TRUSTEE
    -------                     --------     ----------------------                        ---------------           -------
INTERESTED TRUSTEES/NOMINEES 3:
-------------------------------

MARIO J. GABELLI               Since 2003*  Chairman of the Board and Chief             Director of Morgan Group        24
Trustee and                                 Executive Officer of Gabelli Asset          Group Holdings, Inc.
Chief Investment Officer                    Management Inc. and Chief Investment        (holding company); Vice
Age: 61                                     Officer of Gabelli Funds, LLC and           Chairman of Lynch
                                            GAMCO Investors, Inc.; Vice Chairman        Corporation (diversified
                                            and Chief Executive Officer of Lynch        manufacturing)
                                            Interactive Corporation (multimedia
                                            and services)

KARL OTTO POHL                Since 2003**  Member of the Shareholder Committee         Director of Gabelli             33
Trustee                                     of Sal Oppenheim Jr. & Cie, Zurich          Asset Management Inc.
Age: 74                                     (private investment bank); Former           (investment management);
                                            President of the Deutsche Bundesbank        Chairman, Incentive
                                            and Chairman of its Central Bank            Capital and Incentive
                                            Council (1980 - 1991)                       Asset Management
                                                                                        (Zurich); Director at Sal
                                                                                        Oppenheim Jr.& Cie,
                                                                                        Zurich

EDWARD T. TOKAR               Since 2003**  Chief Executive Officer of Allied           Trustee of LEVCO Series          1
Trustee                                     Capital Management LLC, since               Trust; Director of DB
Age: 56                                     1997; Vice President of Honeywell           Hedge Strategies Fund
                                            International Inc., since 1997              LLC; Director of the Topiary
                                                                                        Benefit Plan Investor
                                                                                        Fund LLC

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------

ANTHONY J. COLAVITA           Since 2003*** President and Attorney at law in the                 --                     35
Trustee                                     law firm of Anthony J.Colavita, P.C.
Age: 68

JAMES P. CONN                 Since 2003**  Former Managing Director and                Director of LaQuinta            12
Trustee                                     Chief Investment Officer of Financial       Corp. (hotels) and First
Age: 66                                     Security Assurance Holdings Ltd.            Republic Bank
                                            (1992-1998) (insurance holding
                                            company)

MARIO D'URSO                   Since 2003*  Chairman of Mittel Capital Markets                   --                      1
Trustee                                     S.p.A., since 2001; Senator in the
Age: 63                                     Italian Parliament (1996-2001)


FRANK J. FAHRENKOPF, JR.      Since 2003*** President and Chief Executive Officer       Director of First                4
Trustee                                     of the American Gaming Association          Republic Bank
Age: 64                                     since 1995; Partner in the law firm of
                                            Hogan & Hartson; Co-Chairman of the
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee



                                TERM OF                                                                             NUMBER OF
                              OFFICE AND                                                                          PORTFOLIOS IN
NAME, POSITION(S)              LENGTH OF                                                                           FUND COMPLEX
    ADDRESS 1                    TIME        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS       OVERSEEN BY
    AND AGE                     SERVED 2     DURING PAST FIVE YEARS                        HELD BY TRUSTEE           TRUSTEE
    -------                     --------     ----------------------                        ---------------           -------

NON-INTERESTED TRUSTEES/NOMINEES (CONTINUED):
---------------------------------------------

MICHAEL J. MELARKEY            Since 2003*  Attorney at law in the law firm                       --                     1
Trustee                                     of Avansino, Melarkey, Knobel
Age: 53                                     & Mulligan

SALVATORE M. SALIBELLO        Since 2003**  Certified Public Accountant and                       --                     1
Trustee                                     Managing Partner of the accounting
Age: 58                                     firm Salibello & Broder

ANTHONIE C. VAN EKRIS         Since 2003*** Managing Director of BALMAC                 Director of Aurado              20
Trustee                                     International, Inc. (commodities)           Exploration Inc. (oil
Age: 69                                                                                 and gas operations)

SALVATORE J. ZIZZA            Since 2003*** Chairman, Hallmark Electrical               Director of Hollis Eden         23
Trustee                                     Supplies Corp.                              Pharmaceuticals; Director
Age: 58                                                                                 of Earl Scheib Inc.
                                                                                        (automotive services)

OFFICERS:
---------

BRUCE N. ALPERT                Since 2003   Executive Vice President and Chief                    --                    --
President                                   Operating Officer of Gabelli Funds, LLC
Age: 52                                     since 1988 and an officer of all mutual
                                            funds advised by Gabelli Funds, LLC
                                            and its affiliates. Director and
                                            President of Gabelli Advisers, Inc.

CARTER W. AUSTIN               Since 2003   Vice President of the Gabelli Equity                  --                    --
Vice President                              Trust since 2000. Vice President of
Age: 36                                     Gabelli Funds, LLC since 1996.

MATTHEW A. HULTQUIST           Since 2003   Assistant Vice President of Gabelli                   --                    --
Vice President and                          Asset Management Company since 2001.
Ombudsman                                   Prior to 2001, student at Wake Forest
Age: 24                                     University.

JAMES E. MCKEE                 Since 2003   Vice President, General Counsel and                   --                    --
Secretary                                   Secretary of Gabelli Asset Management
Age: 40                                     Inc. since 1999 and of GAMCO
                                            Investors, Inc. since 1993; Secretary of
                                            all investment companies advised by
                                            Gabelli Advisers, Inc. and Gabelli
                                            Funds, LLC.

RICHARD C. SELL, JR.           Since 2003   Vice President, Controller of Gabelli                 --                    --
Treasurer                                   & Company, Inc. since 1998
Age: 53

-------------
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * Nominee to serve until the Trust's 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     ** Term expires at the Trust's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

    *** Term expires at the Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

3 "Interested person" of the Trust, as defined in the 1940 Act, as amended. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser, as officers or directors of Gabelli Funds or an affiliated company (and in the case of Mr. Gabelli, as a controlling shareholder). Mr. Tokar is an "interested person" of the Trust as a result of his son's employment by an affiliate of the Investment Adviser.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities held in the Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.


   NAME OF TRUSTEE/NOMINEE            DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                        IN THE TRUST*(1)(2)                    IN FUND COMPLEX*
INTERESTED TRUSTEES/NOMINEES:
-----------------------------

Mario J. Gabelli                                 E                                     E
Karl Otto Pohl                                   A                                     A
Edward T. Tokar                                  A                                     A

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------

Anthony J. Colavita**                            B                                     E
James P. Conn                                    E                                     E
Mario d'Urso                                     A                                     A
Frank J. Fahrenkopf, Jr.                         A                                     B
Michael J. Melarkey                              C                                     E
Salvatore M. Salibello                           A                                     E
Anthonie C. van Ekris**                          C                                     E
Salvatore J. Zizza                               D                                     E

--------------------------
*  Key to Dollar Ranges
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000
All shares were valued as of December 31, 2003.

** Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $10,450 and $12,540, respectively, as of December 31, 2003. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $57,240 as of December 31, 2003. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Trust's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

      Set forth in the table below is the amount of shares beneficially owned by each Trustee and Officer of the Trust.


                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE                     BENEFICIAL OWNERSHIP (1)                OUTSTANDING (2)
-----------------------                     ------------------------                ---------------

INTERESTED TRUSTEES/NOMINEES:
-----------------------------
      Mario J. Gabelli                             2,363,205 (3)                        2.8%
      Karl Otto Pohl                                   0                                  *
      Edward T. Tokar                                  0                                  *



                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE                     BENEFICIAL OWNERSHIP (1)                OUTSTANDING (2)
-----------------------                     ------------------------                ---------------

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
      Anthony J. Colavita                             500 (4)                           *
      James P. Conn                                  5,000                              *
      Mario d'Urso                                     0                                *
      Frank J. Fahrenkopf, Jr.                         0                                *
      Michael J. Melarkey                            2,000                              *
      Salvatore M. Salibello                           0                                *
      Anthonie C. van Ekris                          9,500                              *
      Salvatore J. Zizza                             4,000 (5)                          *

--------------------------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.
(3) Includes 2,363,205 shares owned by affiliates of the Adviser for which Mr. Gabelli disclaims beneficial ownership.
(4)   Includes 500 shares owned by Mr. Colavita's spouse.
(5)   Includes 3,000 shares owned by Mr. Zizza's three sons.

      The Trust pays each Trustee not affiliated with the Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and $1,000 per telephonic meeting or Committee meeting, together with the Trustees' actual out-of-pocket expenses relating to their attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustee during the year ended December 31, 2003 amounted to $28,060. During the year ended December 31, 2003, the Trustees of the Trust met three times, one of which was a special meeting of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE  REPORT

      The role of the Trust's Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Trust's financial statements reporting process and the independent audit and reviews therof; (ii) the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Trust's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 25, 2004. The Charter is attached as Appendix A to this Proxy Statement. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Trust report directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 20, 2004, the Audit Committee reviewed and discussed with management of the Trust and the independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the audited financial statements of the Trust as of and for the fiscal period ended December 31, 2003, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and the Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report for the fiscal period ended December 31, 2003.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

      Salvatore J. Zizza, Chairman
      Frank J. Fahrenkopf, Jr.
      Anthonie C. van Ekris

      February 25, 2004

      The Audit Committee met once during the fiscal period ended December 31, 2003. The Audit Committee is composed of three of the Trust's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Trustees, namely Messrs. Fahrenkopf, van Ekris and Zizza.

NOMINATING COMMITTEE

      The Board of Trustees has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Trustees, namely Messrs. Colavita, Melarkey and Zizza. The Nominating Committee did not meet during the fiscal period ended December 31, 2003. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

      o If requested by the Nominating Committee, a completed and signed Trustees questionnaire.

      The shareholder recommendation and information described above must be sent to the Trust's Secretary c/o Gabelli Funds, LLC, James E. McKee and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

      The Trust's Nominating Committee has not adopted a charter. In the event that a charter is adopted in the future, it will be available at that time on the Trust's website (www.gabelli.com).

OTHER BOARD-RELATED MATTERS

      The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Trust and other interested parties.

RECEIPT OF COMMUNICATIONS
-------------------------

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send email to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS
-----------------------------

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Trust does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders. The Trust has not had a Shareholder meeting and accordingly has not maintained information regarding attendance of Trustees at shareholder meetings in previous years.

      The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the fiscal period ended December 31, 2003. Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                  FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2003

                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION               THE TRUST AND FUND
NAME OF PERSON AND POSITION                      FROM THE TRUST*        COMPLEX PAID TO TRUSTEES AND OFFICERS**
---------------------------                      ---------------        ---------------------------------------

INTERESTED TRUSTEES/NOMINEES:
-----------------------------

MARIO J. GABELLI                                  $0                                 $0          (24)
Trustee and
Chief Investment Officer

KARL OTTO POHL                                    $0                                 $0          (33)
Trustee

EDWARD T. TOKAR                                   $2,951                             $2,951       (1)
Trustee

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
ANTHONY J. COLAVITA                               $2,951                             $160,543    (35)
Trustee

JAMES P. CONN                                     $2,951                             $58,451     (12)
Trustee

MARIO D'URSO                                      $2,951                             $2,951       (1)
Trustee

FRANK J. FAHRENKOPF, JR.                          $3,451                             $34,951      (4)
Trustee

MICHAEL J. MELARKEY                               $2,951                             $2,951       (1)
Trustee

SALVATORE M. SALIBELLO                            $2,951                             $2,951       (1)
Trustee

ANTHONIE C. VAN EKRIS                             $3,451                             $73,293     (20)
Trustee

SALVATORE J. ZIZZA                                $3,451                             $82,043     (11)
Trustee

------------------
 * For the period from the Trust's commencement of operations through December 31, 2003.
** Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

      The election of each of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the Shares of the Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  TRUSTEES,   INCLUDING   THE   "NON-INTERESTED"   TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants for the Trust's fiscal year ending December 31, 2004. PricewaterhouseCoopers acted as the Trust's independent accountants for the fiscal period ended December 31, 2003. The Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PricewaterhouseCoopers for professional services received during and for the Trust's fiscal period ended December 31, 2003. The Trust was not in existence prior to 2003.


                    FISCAL PERIOD ENDED                       AUDIT-RELATED                           ALL
                       DECEMBER 31         AUDIT FEES*            FEES           TAX FEES**        OTHER FEES
                       -----------         -----------            ----           ----------        ----------

                           2003              $63,666               --               $2,350              --

-------------

* Includes non-recurring fees billed to the Trust by PricewaterhouseCoopers in connection with the initial offering of Common Stock of the Trust.
** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Trust's income tax returns.

         The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Trust, and all non-audit services to be provided by the auditors to the Trust's investment adviser and service providers controlling, controlled by or under common control with the Trust's investment adviser ("affiliates") that provide on-going services to the Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopersbilled the Trust fees for the fiscal period ended December 31, 2003 were pre-approved by the Audit Committee.

          For the Trust's fiscal period ended December 31, 2003, PricewaterhouseCoopershas represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Trust's investment adviser or any affiliates thereof that provide services to the Trust.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during the calendar year ended 2003, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      The affirmative vote of a plurality of votes cast for each Trustee by the holders entitled to vote for a particular Trustee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, how-ever, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2004.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust, which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2005, must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 18, 2004. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    APPENDIX A
                                    ----------
                       THE GABELLI DIVIDEND & INCOME TRUST
                                  (THE "TRUST")

                             AUDIT COMMITTEE CHARTER

I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS
------------------------------------------------------

      There shall be an audit committee (the "Committee") of the Board of Directors (the "Board") which shall be composed of at least three members of the Board, each of whom is independent, i.e. not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive any compensation from the Trust, or any subsidiary thereof, if applicable, except compensation for services as a member of the Trust's Board or a committee of the Board. With respect to closed-end funds listed on the NYSE, each member must also meet the independence requirements of audit committee members, as currently set forth in
Section  303.01  of  the  NYSE's  listing  standards.   Members  shall  have  no
relationships with the Trust or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members and the Committee chair shall be elected by the full Board.

      The members shall be "financially literate," i.e. have the ability to understand fundamental financial statements. With respect to a closed-end fund listed on the NYSE, at least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" (ACFE) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise, with respect to a closed-end fund listed on the NYSE. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

      With respect to a closed-end fund listed on the NYSE, in the event a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Trust's audit committee.

II. STATEMENT OF PRINCIPLE
--------------------------

      The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Trust's accounting and financial reporting policies and practices. It is management's responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Trust's financial statements. It is the independent accountants' responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

      The independent accountants for the Trust shall report directly to the Committee.

III. DUTIES AND RESPONSIBILITIES
--------------------------------

A. GENERAL
----------

      1. oversee the quality and integrity of the Trust's accounting and financial statement reporting process and the independent audit and reviews thereof;
      2. review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Trust's independent accountants and the full Board; and
      3.  with respect to a closed-end fund listed on the NYSE, oversee, or, as appropriate, assist Board oversight of, (a) the Trust's compliance with legal and regulatory requirements; and (b) the performance of the Trust's internal audit function, if applicable.

B. SPECIFIC
-----------

       1.    (a)  approve  the  selection,   retention,   termination   and
                  compensation  of  independent  accountants  and the  audit and non-audit services to be rendered prior to their engagement to provide  such  services,  and,  in  connection  therewith,  to evaluate the  qualifications,  independence and performance of the independent accountants;
            (b)   when required by applicable  rules,  to pre-approve  all audit and  permissible  non-audit  services  to be  provided  by the independent  accountants  to  the  Trust,  to  its  investment adviser and to any entity controlling,  controlled by or under common  control  with the  investment  adviser  that  provides ongoing services to the Trust ("Covered  Services  Provider"), if the  engagement  relates  directly  to the  operations  and financial  reporting of the Trust;  and
            (c)   the Committee may delegate its  responsibility  to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.
      2. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;
      3. consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;
      4. meet with the Trust's independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Trust's financial statements, and discuss the matters stated in SAS 61 "Communications with Audit Committees," as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including their:
            (a)   conclusions  and   recommendations  on  the  adequacy  of  the
                  internal  controls both of the Trust and its service providers together  with the  responses of the  appropriate  management, including the status of previous audit recommendations;
            (b)   reasoning  in accepting or  questioning  sensitive  accounting estimates by management;
            (c)   reasoning  in  not  recognizing   material  audit  adjustments
                  proposed by them;
            (d)   judgments about the quality and appropriateness, (not just the acceptability),  of the Trust's critical accounting principles used,  including the degree of  aggressiveness or conservatism in  the  application  of  such  principles  in  its  financial reporting;
            (e)   views as to the  adequacy  and clarity of  disclosures  in the
                  Trust's financial statements in relation to generally accepted accounting principles;
            (f)   views of how the use of generally  acceptable  alternatives to critical accounting and tax principles,  disclosure  practices and valuation policies, preferred by them, would have affected the financial statements;
            (g)   conclusions regarding any serious disagreements,  difficulties or disputes with management  encountered  during the course of the audit;
            (h)   discussion of any significant  risks to which the Trust is, or might  be  exposed,  and the  steps  management  has  taken to minimize such risks;
            (i)   discussion of any significant changes to the audit plan;
            (j)   discussion  of other  matters  related  to the  conduct of the audit  required  to be  communicated  to the  Committee  under generally accepted auditing standards;
            (k)   material written communications to the management of the Trust such as any  management  letter or schedules  of  unrecognized audit adjustments; and
            (l)   non-audit   services  provided  by  the  Trust's   independent
                  accountants to the Trust's  investment  adviser or any adviser affiliate that provides ongoing  services to the Trust,  which
                  services  were  not   pre-approved   by  the  Committee   (and
                  consideration  by the Committee of whether the  performance of such services is compatible  with  maintaining the independent accountant's independence).
      5. meet periodically with the Trust's independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;

      6. meet periodically with management in separate executive sessions, including to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;
      7. with respect to closed-end funds listed on the NYSE, meet periodically with the Trust's internal auditors (or other personnel responsible for the internal audit function), if applicable, in separate executive sessions;
      8. authorize and oversee investigations into any matters within the Committee's scope of responsibilities, or as specifically delegated to the Committee by the Board;
      9. consider and evaluate the effect upon the Trust of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;
      10. review management's discussion and analysis of financial statements to be included in the Trust's annual report;
      11. establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust and its affiliates of concerns about accounting or auditing matters pertaining to the Trust, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;
      12. with respect to closed-end funds listed on the NYSE, discuss the Trust's earnings press releases, as applicable, as well as financial information and earnings guidance provided to analysts and ratings agencies;
      13. with respect to closed-end funds listed on the NYSE, at least annually, obtain and review a report by the independent accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Trust;
      14. with respect to closed-end funds listed on the NYSE, set clear hiring policies for employees or former employees of the independent accountants; and
      15. with respect to closed-end funds, provide the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of Trustees; and
      16.   report to the Board on a regular and timely  basis.

IV. ADDITIONAL PROVISIONS
-------------------------

      The Trust shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including:
(a) for payment of compensation to the Trust's independent accountants or other public accounting firm providing audit, review or attest services for the Trust,
(b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Trust, the investment adviser, the Trust's counsel and the Trust's other service providers.

      On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of:    November 19, 2003, as amended on February 25, 2004

                                                                  3774-PS-2004

                      THE GABELLI DIVIDEND & INCOME TRUST

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
_____________________________________        ___________________________________
_____________________________________        ___________________________________
_____________________________________        ___________________________________


                      THE GABELLI DIVIDEND & INCOME TRUST

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
_____________________________________        ___________________________________
_____________________________________        ___________________________________
_____________________________________        ___________________________________

X PLEASE MARK                                                               3774
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:

        (01) MARIO J. GABELLI
        (02) MARIO d' URSO
        (03) MICHAEL J. MELARKEY

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI DIVIDEND & INCOME TRUST
--------------------------------------------------------------------------------


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______





X PLEASE MARK                                                               3774
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:

        (01) MARIO J. GABELLI
        (02) MARIO d' URSO
        (03) MICHAEL J. MELARKEY

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI DIVIDEND & INCOME TRUST
--------------------------------------------------------------------------------


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______